Other Expenses, Net	12 Months Ended
Dec. 31, 2021
Other expenses, net [Abstract]
Other expenses, net

Note 10. Other expenses, net

	As of December 31
	2021	2020	2019
Currency exchange rate differences	$4,026	$3,905	$1,827
Economic emergency contribution expenses	1,385	811	796
Fines, surcharges, penalties and taxes assumed	775	1,440	1,426
Donations	720	716	650
Listing expense (a)	73,917	—	—
Other	(1,832)	844	(273)
Total	78,991	7,716	4,426

(a)

Corresponds to the difference between the fair value of the net assets received through the SPAC and the value of the equity interest issued, adjusted by dilutive effect of shares held in escrow at a weighted average fair value per share. Refer to Note 26.1. Reverse reorganization for further information related to the Transaction.